Exhibit 10.17(o)

AMENDMENT No. 15 TO PURCHASE AGREEMENT DCT-025/2003

This Amendment No. 15 to Purchase Agreement DCT-025/2003, dated as of December 19, 2012 (“Amendment 15”) relates to the Purchase Agreement DCT-025/2003 between Embraer S.A. (formerly known as Embraer - Empresa Brasileira de Aeronáutica S.A.) (“Embraer”) and JetBlue Airways Corporation (“Buyer”) dated June 9, 2003 as amended from time to time (collectively referred to herein as “Purchase Agreement”). This Amendment 15 is executed between Embraer and Buyer, collectively referred to herein as the “Parties”.
All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 15 and the Purchase Agreement, this Amendment 15 shall control.

WHEREAS, The Parties have agreed to implement certain changes to the Aircraft configuration which caused a change in the Aircraft Basic Price.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. CHANGE IN THE AIRCRAFT CONFIGURATION
1.1 [***]

Firm Aircraft #[***] shall be delivered with the [***], as per [***]. There is [***] due to this modification. The Basic Price for the affected Aircraft shall be [***] by US$[***] ([***] United States dollars) [***].

2. AIRCRAFT PRICES
2.1 Aircraft Basic Price for Firm Aircraft: Due to changes in the Aircraft configuration, Article 3.1 of the Purchase Agreement shall be deleted and replaced as follows.
“3.1 Buyer agrees to pay Embraer in the United States dollars, per unit Aircraft Basic Price as indicated in the table below:

Aircraft #	Basic Price ([***])
1 to 3	US$ [***]
4	US$ [***]
7	US$ [***]
5, 6 and 8 to 12	US$ [***]
13 to 24	US$ [***]
25	US$ [***]
26	US$[***]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

AMENDMENT No. 15 TO PURCHASE AGREEMENT DCT-025/2003

27	US$ [***]
28 to 30	US$ [***]
31 to 34	US$ [***]
35 to 39, 42 and 43	US$ [***]
Exercised Option [***]	US$ [***]
45 to 47	US$ [***]
48 to 50	US$ [***]
51 to 53	US$ [***]
54	US$ [***]
55 to 58	US$ [***]
59 to 88	US$ [***]

All other terms and conditions of the Purchase Agreement (including Amendment No. 14 of the Purchase Agreement), which are not specifically amended by this Amendment 15, shall remain in full force and effect without any change.
[SIGNATURE PAGE FOLLOWS]

[***] Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

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AMENDMENT No. 15 TO PURCHASE AGREEMENT DCT-025/2003

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 15 to the Purchase Agreement to be effective as of the date first written above.

Embraer S.A.                     JetBlue Airways Corporation

By    : /s/ Artur Coutinho                By    : /s/ Mark D. Powers
Name    : Artur Coutinho                Name    : Mark D. Powers
Title    : COO - Chief Operating Officer        Title    : Chief Financial Officer

By    : /s/ Flávio Rímoli
Name    : Flávio Rímoli
Title    : Executive Vice President,
Corporate Services

Date:     January 15, 2013                Date:     December 19, 2012
Place:     São José dos Campos, SP            Place:     Long Island City, NY

Witness: /s/ Fabiola Neri Tocci Moreira        Witness: /s/ Ursula Hurley
Name: Fabiola Neri Tocci Moreira            Name    : Ursula Hurley

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